LOOMIS SAYLES GLOBAL BOND FUND

Supplement dated December 12, 2019 to the Loomis Sayles Global Bond Fund’s (the “Fund’s”) Statement of Additional Information, dated February 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the table regarding advisory fee rates within the sub-section “Advisory Agreements” in the section “Investment Advisory and Other Services” is amended with respect to the Fund as follows:

Fund	Rate
Loomis Sayles Global Bond Fund	0.55% 0.50% 0.48% 0.45% 0.40%	of the first $1 billion of the next $1 billion of the next $3 billion of the next $5 billion thereafter